THIS NOTE HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE.  THE SECURITIES ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THE SECURITIES ARE “RESTRICTED” AND MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION D OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.  FURTHER HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.

STW Resources Holding Corp.

PROMISSORY NOTE

Amount: $1,400,000	Midland, Texas

August 31, 2010

FOR VALUE RECEIVED, the adequacy of which is hereby acknowledged, STW Resources Holding Corp., a Nevada corporation (“Borrower”), hereby promises to pay to the order of GE Ionics, Inc. (the “Lender”), the principal sum of one million and four hundred thousand dollars ($1,400,000) (the “Principal Amount”), in lawful money of the United States of America, thirteen (13) months from the date hereof (the “Maturity Date”).

 Lender is entitled to the benefits of this Note (“the Note”) and, subject to the terms and conditions set forth herein and therein, may enforce the agreements contained herein and therein and exercise the remedies provided for hereby and thereby or otherwise available in respect hereto and thereto.

1.	Seniority. The Note shall be senior to all other obligations of the Borrower, whether secured or unsecured.

2.
Interest. The interest on the Principal Amount, commencing on the date hereof shall accrue and be calculated on the basis of a 365-day year for the actual days elapsed, and shall be at a rate of the WSJ Prime Rate (as published daily in the Wall Street Journal) plus two percent (2%) per annum paid upon the reducing balance of the Principal Amount, upon maturity of the Note. As of the date of this Agreement, the WSJ Prime Interest Rate is 3.25%.

3.
Repayment Schedule prior to maturity of  Note.  After execution of this Agreement and the Note, upon the consummation and closing of a debt or equity financing, STW will pay GE thirty percent (30%) of any and all Tranches (“Tranches” being defined as the cash receipts of the proceeds of any equity investments in or loans to STW or any affiliated entity by third parties, but excluding any conversions of pre-existing debt to equity by any of STW’s current convertible note holders or creditors) until the Note is paid in full, with accrued interest on the Note.  STW must inform GE within three (3) business days whenever a Tranche is received, noting the date and amount received.  Thereafter, payment of the thirty percent (30%) shall be made to GE within the earlier to expire of (i) ten (10) business days from STW’s receipt of GE’s invoice (by e-mail or facsimile transmission) or (ii) ninety days from STW’s receipt of the relevant Tranche.  STW’s obligation to pay the Note and accrued interest to GE is unconditional and not conditioned on the level of Tranches received by STW.

4.	Events of Default. The following events shall constitute an “Event of Default” under this Note: Failure by Borrower to pay principal, fees, or accrued interest when due.

5.
Remedies Upon an Event of Default.  If an Event of Default shall occur for any reason whatsoever (and whether such occurrences shall be voluntary or involuntary, or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree, or order of any court, or any order, rule or regulation of any administrative or governmental body), or the discovery by Lender of the occurrence of any Event of Default, Lender shall have all of the rights and remedies under applicable law and, in addition, without limiting the foregoing, the right to (a) cure such defaults, with the result that all costs and expenses incurred or paid by Lender in effecting such cure shall bear interest at the highest rate permitted by law, and shall be payable upon demand; and (b) accelerate the maturity of the Note and demand the immediate payment thereof, without presentment, demand, protest or other notice of any kind, all of which are expressly waived, and the Lender shall have all of the rights, powers., and remedies available under the terms of this Agreement and all applicable laws.

To the extent permitted by applicable law, Borrower hereby waives, and releases Lender from, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Borrower may otherwise be entitled under the laws or the United States of America or of any state or possession of the United States of America now in force and which may hereafter be enacted.

6.
Expenses. Borrower agrees to pay any and all expenses (including attorneys’ fees and expenses) incurred by the Lender which are incurred in endeavoring to collect any amounts payable hereunder which are not paid when due (whether by acceleration or otherwise) or in otherwise enforcing any rights under this Note.

7.
Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally, sent by registered or certified mail, return receipt requested, postage prepaid, sent via overnight delivery service or sent via facsimile, and shall be effective (1) when personally delivered, (2) on the day following delivery to an overnight courier service if sent for delivery within the United States (or on the second business day following delivery to such courier service if sent for delivery outside the United States), (3) on the business day following receipt of transmission if sent via facsimile, or (4) on the fifth business day after the date of mailing if sent by registered or certified mail, in each case to the following addresses:

(a)	If to the Borrower:

Stanley T. Weiner, CEO
STW Resources, Inc.
619 West Texas Ave, Suite 126
Midland, TX 79701
E-Mail: stw@stwresources.com

With a Copy to:

D. Grant Seabolt, Jr., Esq.
Underwood Perkins, PC
5420 Lyndon B. Johnson Fwy, Suite 1900
Dallas, TX 75240
Phone:  (972) 788-3310
Fax:       (972-788-3360
E-Mail:  gseabolt@uplawtx.com

(b)	If to the Lender

GE Water & Process Technologies
3006 Northup Way, Suite 200
Bellevue, WA 98004
Attention:  William F. Heins

8.
Assignment. This Note shall be binding on the Borrower and its successors and permitted assigns, and shall be binding upon and inure to the benefit of the Lender, any future holder of this Note and their respective successors and permitted assigns.  The Borrower may not assign or transfer this Note or any of its rights or obligations hereunder (other than by operation of law) without the Lender’s prior written consent. The Lender may assign this Note to the maximum extent permitted by applicable law.

9.
Waivers; Amendments. No delay or omission of Lender in exercising any right or power hereunder shall impair such right or power or be a waiver of any default or an acquiescence therein; and no single or partial exercise of any such right or power shall preclude other or further exercise thereof, or the exercise of any other right; and no waiver shall be valid unless in writing signed by Lender, and then only to the extent specifically set forth in such writing.  All remedies hereunder or by law afforded shall be cumulative and shall be available to Lender until the principal amount of and all interest on this Note have been paid in full.  No amendment of any provision of this Note shall be effective unless the same shall be in writing and signed by the Borrower and the Lender.

10.
Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard for the conflicts of laws principles thereof, and any actions, claims or proceedings shall be subject to the exclusive venue and jurisdiction of the State and Federal Courts in the Borough of Manhattan in the City of New York.

11.
Severability. In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first above written.

BORROWER:

STW Holding Corp.

By:______________________
              Signature
Name:   Stanley T. Weiner
Title:    CEO and President

IN WITNESS WHEREOF, Lender has executed this Note as of the date first above written.

LENDER:

G.E. Ionics, Inc.

By:___________________________
        Signature

Name:  William F. Heins

Title: